UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                    --------

                                  CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) May 11, 2004.


                           ANDRESMIN GOLD CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its chapter)


          Montana                        000-33057               84-1365550
          -------                        ---------               ----------
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation                  File Number)         Identification No.)

1450 - 409 Granville St., Vancouver, British Columbia, Canada          V6C 1T2
-------------------------------------------------------------          -------
          (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code  (604) 669-3707
                                                    --------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)




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ITEM 4.01.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

On May 11, 2004, the Company dismissed Janet Loss, C.P.A., P.C., Certified Accountant ("Janet Loss") as the principal independent accountant of the Company. The Board of Directors of the Company authorized the dismissal of Janet Loss on May 11, 2004.

During the Company's two most recent fiscal years and any subsequent interim period preceding the dismissal of Janet Loss, there were no disagreements with Janet Loss which were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Janet Loss would have caused Janet Loss to make reference to the subject matter of the disagreements in connection with its reports. Janet Loss as the Company's principal independent accountant, did not provide an adverse opinion or disclaimer of opinion to the Company's financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles.

On March 30, 2004, the board of directors of the Company approved and authorized the engagement of Moore Stephens Ellis Foster Ltd., Chartered Accountants, of 1650 West 1st Ave., Vancouver, B.C., Canada, V6J 1G1, as the principal independent accountant for the Company. In addition, effective May 10, 2004 by action of a majority of the shareholders of the Company, the shareholders approved and ratified the selection of Moore Stephens Ellis Foster Ltd. as the independent public accountants for the Company for the fiscal year ending June 30, 2004.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.          Description
-----------          -----------
   16.1              Letter on Change in Certifying Accountant



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 29, 2004

                                            ANDRESMIN GOLD CORPORATION

                                            By: /s/ Ian Brodie
                                               -------------------------------
                                            Name:    Ian Brodie
                                            Title:   Director



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                                  EXHIBIT INDEX


Number      Exhibit                                       Sequential Page Number
------      -------                                       ----------------------
 16.1       Letter on Change in Certifying Accountant                   4